UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07732

ALLIANCE WORLD GOVERNMENT FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672 Date of fiscal year end: March 31, 2006
Date of reporting period:    March 31, 2006


ITEM 1.        REPORTS TO STOCKHOLDERS.


Alliance World Dollar
Government Fund II


Annual Report
March 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernsteinR at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



May 18, 2006

Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund II (the "Fund") for the annual reporting period ended March 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AWF".

Investment Objective and Policies
This closed-end fund seeks high current income and secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in sovereign debt obligations issued or guaranteed by foreign governments. Up to 35% of the Fund's investments may be comprised of high-yielding, high-risk fixed-income securities issued by U.S. corporations. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, for the six- and 12-month periods ended March 31, 2006.

The Fund outperformed its benchmark for both the six- and 12-month periods ended March 31, 2006. Contributing positively to performance for both periods were the Fund's overweight positions in Latin America, particularly Brazil and Argentina. Brazil's stable growth, central bank easing and debt buy backs helped support its bond prices, particularly towards the end of the year when the Fund's exposure was increased. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performers during the reporting period.

Detracting from the Fund's performance for the 12-month period was the Fund's overweight exposure to Ecuador during the months of April and May of 2005. Earlier in the period, an overweight position in Ecuador was favored based on valuation, potential ratings upgrades and the country's ability to finance itself. Political turmoil in April 2005, however, superseded the country's positive fundamentals and caused Ecuador's bond prices to plummet. Detracting from the Fund's performance for both the six- and 12-month periods was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, the Fund's shorter-maturity bond selection in the country detracted from performance as Argentina's longer-duration bonds outperformed.

Market Review and Investment Strategy

The emerging market debt class posted the strongest returns within the fixed-income sectors of the market for the annual period, returning 15.17%, according to the JPM EMBI+. All 18 emerging market countries represented within this index posted positive returns for the year. The emerging markets enjoyed strong investor demand,


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1


a favorable low global interest rate environment and strong global liquidity throughout the period. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive, benefiting emerging market sovereign debt. Strong capital inflows caused currencies to appreciate, which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped some emerging market countries. Emerging market spreads tightened to end the period at a near record low of 192 basis points over Treasuries, representing a tightening of 192 basis points during the year.

For the annual reporting period, the Latin region returned 17.13%, outpacing non-Latin countries, which returned 12.30%. Individual countries outperforming for the annual period included Argentina at 27.93%, Venezuela at 25.97%, Brazil at 21.67% and Ecuador at 20.05%. Underperforming countries for the period included Bulgaria at 1.36%, Poland at 2.21% and the Ukraine at 3.71%.

During the period, Brazil, Venezuela, Argentina, Peru and Panama contributed positively to the Fund. Brazil benefited from low inflation, a stronger currency and aggressive interest rate cuts. Brazil's debt-to-GDP ratio declined significantly as it began a schedule of $20 billion in debt buybacks. Venezuela benefited from continued strong oil revenues and the potential of debt buybacks. Argentina continued to be helped by both strong growth (9.1% in 2005) and reserve accumulation ($8.4 billion in 2005).

The Fund's exposure to Peru was increased based on strong economic growth and strong demand for its exports. Political uncertainty in Peru unexpectedly increased late in the period, however. Ollanta Humala, the Nationalist candidate for president, rose in the polls against the more business-friendly candidate, Lourdes Flores. Despite this uncertainty, Peru was still favored due to its strong long-term fundamentals and indications that Humala, if elected, would maintain current monetary and fiscal policies. Furthermore, there are institutional limitations in place that limit Humala's ability to change economic policies, even if he wanted to.

A small position in Nigeria was also added to the Fund. Nigeria benefited from a Paris Club deal which helped it eliminate approximately $30 billion in debt. (The Paris Club is an informal organization consisting of a group of financial officials representing 19 of the world's wealthiest nations.) Nigeria has benefited from improved fiscal management, structural reforms and reserve accumulation. In Panama, economic fundamentals improved on all fronts. Panama's economy strengthened, helped by canal-related fees, services and expansion. The country's fiscal account deficit also improved. Gains were led by tax collections, which were up 16.4% in 2005 due to rapid economic growth and fiscal reforms. Lastly, the Fund was defensively postured relative to U.S. interest-rate risk, as U.S. rates were anticipated to rise during the year.


2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund II Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 37.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable. These high yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund maintains asset coverage of at least 300%. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical performance continued on next page)


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                          --------------------------
PERIODS ENDED MARCH 31, 2006                          6 Months       12 Months
-------------------------------------------------------------------------------
  Alliance World Dollar Government Fund II (NAV)          4.04%          15.28%
  JPM EMBI+                                               3.85%          15.17%

  The Fund's Market Price per share on March 31, 2006 was $12.59. The Fund's Net Asset Value price per share on March 31, 2006 was $14.54. For additional Financial Highlights, please see page 27.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/31/96 TO 3/31/06


JPM EMBI+: $31,099

Alliance World Dollar Government Fund II (NAV): $23,201


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                   Alliance World
                                                  Dollar Government
                                                     Fund II (NAV)    JPM EMBI+
-------------------------------------------------------------------------------
3/31/96                                               $10,000         $10,000
3/31/97                                               $13,364         $12,623
3/31/98                                               $ 8,514         $ 9,430
3/31/99                                               $10,092         $11,599
3/31/00                                               $11,100         $14,849
3/31/01                                               $ 9,981         $15,112
3/31/02                                               $10,004         $14,941
3/31/03                                               $15,484         $20,945
3/31/04                                               $17,567         $23,450
3/31/05                                               $20,127         $27,002
3/31/06                                               $23,201         $31,099

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 3/31/96 to 3/31/06) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 3.


4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


PORTFOLIO SUMMARY
March 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $983.8


SECURITY TYPE BREAKDOWN*
O  79.0%  Sovereign Debt Obligations
O  11.6%  Corporate Debt Obligations                        [PIE CHART OMITTED]

O   9.4%  Short-Term


* All data are as of March 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5


PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-81.3%
Argentina-4.6%
Republic of Argentina
  Zero Coupon, 12/15/35                             $   23,602      $2,124,182
  4.889%, 8/03/12(b)                                    40,298      37,390,106
  8.28%, 12/31/33(c)                                     5,771       5,670,356
                                                                  ------------
                                                                    45,184,644
Brazil-16.1%
Federal Republic of Brazil
  7.125%, 1/20/37(c)                                    29,261      28,675,779
  8.00%, 1/15/18                                         9,038       9,770,078
  8.25%, 1/20/34                                        27,633      30,451,565
  8.875%, 10/14/19                                       7,260       8,385,300
  10.50%, 7/14/14                                       10,110      12,586,950
  12.00%, 4/15/10                                        8,650      10,553,000
  12.75%, 1/15/20                                       31,478      46,823,524
  DCB FRN
  Series L
  5.25%, 4/15/12(b)                                     10,806      10,806,228
                                                                  ------------
                                                                   158,052,424
Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                      3,204       3,745,476

Colombia-2.6%
Republic of Colombia
  10.75%, 1/15/13                                        8,057       9,982,623
  11.75%, 2/25/20                                       10,919      15,532,278
                                                                  ------------
                                                                    25,514,901
Costa Rica-0.4%
Republic of Costa Rica
  8.05%, 1/31/13(d)                                      1,669       1,798,348
  8.11%, 2/01/12(d)                                      1,964       2,111,300
                                                                  ------------
                                                                     3,909,648
Dominican Republic-0.2%
Dominican Republic
  9.50%, 9/27/11(d)                                      2,101       2,258,352

Ecuador-1.4%
Republic of Ecuador
  9.00%, 8/15/30(d)(e)                                   9,300       9,369,751
  9.375%, 12/15/15(d)                                    3,834       4,044,870
                                                                  ------------
                                                                    13,414,621


6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-0.9%
Republic of El Salvador
  7.625%, 9/21/34(d)                                $    2,290      $2,490,375
  7.65%, 6/15/35(d)                                      1,691       1,771,323
  8.50%, 7/25/11(d)                                      3,700       4,108,850
                                                                  ------------
                                                                     8,370,548
Indonesia-1.8%
Republic of Indonesia
  6.75%, 3/10/14(d)                                      8,585       8,542,075
  6.875%, 3/09/17(d)                                     3,954       3,894,690
  7.25%, 4/20/15(d)                                      2,480       2,539,520
  8.50%, 10/12/35(d)                                     2,048       2,283,520
                                                                  ------------
                                                                    17,259,805
Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(d)                                     2,475       2,574,000
  10.125%, 8/06/08(d)                                    7,501       8,082,328
  11.625%, 5/11/16(d)                                    1,114       1,420,350
                                                                  ------------
                                                                    12,076,678
Malaysia-1.0%
Malaysia
  8.75%, 6/01/09                                         9,420      10,301,552

Mexico-13.2%
United Mexican States
  7.50%, 1/14/12                                         7,400       7,992,000
  8.125%, 12/30/19                                      42,200      49,627,199
  11.375%, 9/15/16                                      11,110      15,653,990
  Series A
  6.375%, 1/16/13                                        2,782       2,851,550
  8.00%, 9/24/22                                        34,632      40,484,807
  9.875%, 2/01/10                                       11,800      13,452,000
                                                                  ------------
                                                                   130,061,546
Nigeria-1.8%
Central Bank of Nigeria
  6.25%, 11/15/20(e)                                    17,250      17,272,425

Panama-3.1%
Republic of Panama
  6.70%, 1/26/36                                         4,263       4,252,343
  7.125%, 1/29/26                                        4,794       4,913,850
  7.25%, 3/15/15                                           600         636,000
  8.875%, 9/30/27                                        6,113       7,427,295
  9.375%, 7/23/12-4/01/29                                6,285       7,517,445
  9.625%, 2/08/11                                        5,206       5,986,900
                                                                    30,733,833


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Peru-2.9%
Republic of Peru
  7.35%, 7/21/25                                    $    2,097      $2,059,254
  8.375%, 5/03/16                                        3,191       3,462,235
  8.75%, 11/21/33                                       20,733      23,117,295
  9.875%, 2/06/15                                          157         185,260
                                                                  ------------
                                                                    28,824,044
Philippines-5.0%
Republic of Philippines
  7.75%, 1/14/31                                         5,528       5,562,550
  8.375%, 2/15/11                                          684         740,430
  8.875%, 3/17/15                                       17,505      19,675,620
  9.00%, 2/15/13                                         4,775       5,168,938
  9.875%, 1/15/19                                       12,750      15,331,875
  10.625%, 3/16/25                                       2,055       2,666,363
                                                                  ------------
                                                                    49,145,776
Russia-12.1%
Russian Federation
  5.00%, 3/31/30(d)(e)                                  37,641      41,174,609
  11.00%, 7/24/18(d)                                     4,340       6,223,560
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                        70,752      66,952,617
  Series VII
  3.00%, 5/14/11                                         5,870       5,173,231
                                                                  ------------
                                                                   119,524,017
Turkey-4.7%
Republic of Turkey
  6.875%, 3/17/36                                       18,028      17,442,090
  7.375%, 2/05/25                                        2,142       2,219,648
  11.00%, 1/14/13                                        5,500       6,897,000
  11.50%, 1/23/12                                        5,183       6,478,750
  11.75%, 6/15/10                                        5,823       7,002,158
  11.875%, 1/15/30                                       3,935       6,079,575
                                                                  ------------
                                                                    46,119,221
Ukraine-0.5%
Government of Ukraine
  7.65%, 6/11/13(d)                                      1,170       1,225,575
  11.00%, 3/15/07(d)                                     3,743       3,876,016
                                                                  ------------
                                                                     5,101,591
Uruguay-1.5%
Republic of Uruguay
  5.875%, 1/15/33(f)                                     4,246       4,394,725
  7.50%, 3/15/15                                         3,691       3,847,868
  8.00%, 11/18/22                                        2,296       2,399,320
  9.25%, 5/17/17                                         3,488       4,054,800
                                                                  ------------
                                                                    14,696,713


8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-5.9%
Republic of Venezuela
  5.614%, 4/20/11(b)(d)                             $    3,050      $3,066,775
  8.50%, 10/08/14                                        1,731       1,938,720
  9.25%, 9/15/27(c)                                     17,171      21,807,170
  10.75%, 9/19/13                                       19,646      24,498,562
  13.625%, 8/15/18                                       4,499       6,905,965
                                                                  ------------
                                                                    58,217,192
Total Sovereign Debt Obligations
  (cost $725,434,607)                                              799,785,007

CORPORATE DEBT OBLIGATIONS-12.0%
Brazil-0.4%
Banco BMG, SA
  9.15%, 1/15/16(d)                                      3,300       3,378,375

Cayman Islands-0.1%
C&M Finance Ltd.
  8.10%, 2/01/16(d)                                      1,405       1,405,493

Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(d)                                     4,731       4,181,986

Indonesia-0.5%
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                       4,800       5,172,000

Jamaica-0.3%
Digicel Ltd.
  9.250%, 9/01/12(c)(d)                                  2,884       3,049,830

Kazakhstan-0.6%
Kazkommerts International BV
  8.50%, 4/16/13(d)                                      3,000       3,202,500
TengizChevroil Finance Co.
  6.124%, 11/15/14(d)                                    2,569       2,556,155
                                                                  ------------
                                                                     5,758,655
Mexico-1.3%
America Movil SA de CV
  6.375%, 3/01/35                                          923         869,928
Innova S De. R.L., SA
  9.375%, 9/19/13                                        7,955       8,909,600
Monterrey Power SA de CV
  9.625%, 11/15/09(d)                                    2,526       2,795,060
                                                                  ------------
                                                                    12,574,588
Panama-0.3%
AES El Savador Trust
  6.75%, 2/01/16(d)                                      3,100       3,012,713


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9


                                                     Shares or
                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
People's Republic of China-0.4%
Choada Modern Agricultural Holdings Ltd.
  7.75%, 2/08/10(d)                                 $    3,808      $3,808,000

Peru-0.4%
Southern Copper Corp.
  6.375%, 7/27/15                                        4,524       4,406,955

Romania-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10                                        3,075       3,513,188

Russia-6.6%
Aries Vermogensverwaltng
  9.60%, 10/25/14(d)                                    21,750      27,174,451
Citigroup (JSC Severstal)
  9.25%, 4/19/14(d)                                      2,256       2,431,291
Evraz Group, SA
  8.25%, 11/10/15(d)                                     3,933       3,972,330
Gazprom Oao
  9.625%, 3/01/13(d)                                    16,100      19,059,180
Gazstream, SA
  5.625%, 7/22/13(d)                                     1,898       1,867,059
Mobile Telesystems Finance
  9.75%, 1/30/08(d)                                      5,390       5,666,370
Russian Standard Finance
  7.50%, 10/07/10(d)                                     3,412       3,339,495
Tyumen Oil
  11.00%, 11/06/07(d)                                    1,075       1,150,250
                                                                  ------------
                                                                    64,660,426
Ukraine-0.3%
Kyivstar
  7.75%, 4/27/12(d)                                        900         903,375
  10.375%, 8/17/09(d)                                    1,800       1,953,000
                                                                     2,856,375

Total Corporate Debt Obligations
  (cost $115,143,743)                                              117,778,584

WARRANTS(g)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                            9,500         209,000
Republic of Venezuela
  Warrants, expiring 4/15/20                            25,000              -0-

Total Warrants
  (cost $0)                                                            209,000


10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-9.7%
Time Deposit-9.7%
Societe Generale
  4.82%, 4/03/06
  (cost $95,400,000)                                $   95,400     $95,400,000

Total Investments-103.0%
  (cost $935,978,350)                                            1,013,172,591
Other assets less liabilities-(3.0%)                               (29,384,927)
                                                                  ------------
Net Assets-100%                                                   $983,787,664


CREDIT DEFAULT SWAP CONTRACTS (see Note C)


                                     Notional                               Unrealized
Swap Counterparty &                   Amount        Interest  Termination  Appreciation/
Referenced Obligation                 (000's)         Rate       Date     (Depreciation)
---------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                    $  4,250         3.02%     1/20/10       $(301,641)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                        3,075         0.50     11/26/13             940
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                      4,070         5.60      3/20/14        (725,430)
JPMorgan Chase & Co.
  Republic of Hungary
  4.75%, 2/03/15                       11,300         0.30     10/20/15         240,043
Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                      19,047         1.98      4/20/07         500,688
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                      18,840         3.09      8/20/10       1,312,449
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                       6,750         4.40      5/20/06         147,895
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27                       8,600         1.13      1/20/07          79,074
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                      4,070         4.95      3/20/09         419,409
Credit Suisse First Boston
  Federal Republic of Brazil
  12.25%, 3/06/30                       5,800         6.90      6/20/07         563,019
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                       13,570         3.17     10/20/15       1,230,448


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11


                                     Notional
Swap Counterparty &                   Amount        Interest  Termination   Unrealized
Referenced Obligation                 (000's)         Rate       Date      Appreciation
---------------------------------------------------------------------------------------
Sale Contracts (continued):
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                    $ 19,047         1.90%     4/20/07        $478,076
JPMorgan Chase & Co.
  Gazprom Oao
  5.875%-10.50%
  4/25/07-6/1/15                       12,210         1.04     10/20/10          83,730
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27                      7,200        17.75      2/13/08       2,378,369
Morgan Stanley
  Federal Republic of Brazil
  12.25%, 3/06/30                       5,120         3.80      8/20/06          91,749


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                              Interest
Broker                                          Rate     Maturity     Amount
-------------------------------------------------------------------------------
UBS AG LONDON                                   1.60%    12/29/06   $5,527,701
UBS AG LONDON                                   4.10     12/29/06   20,964,958
UBS AG LONDON                                   4.40      4/06/06    2,527,941
UBS AG LONDON                                   4.60     12/29/06   22,575,723
                                                                   -----------
                                                                   $51,596,323


(a)  Variable rate coupon, rate shown as of March 31, 2006.

(b)  Floating rate security, stated interest rate in effect at March 31, 2006.

(c) Security or a portion of the security has been pledged as collateral for reverse repurchase agreements. At the period end, the value of securities pledged amounted to $52,868,895.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $211,508,576 or 21.5% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2006.

(f)  Pay-In-Kind Payment (PIK).

(g)  Non-income producing security.

     Glossary of Terms:
     DCB - Debt Conversion Bonds
     FRN - Floating Rate Note

     See notes to financial statements.


12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006


Assets
Investments in securities, at value (cost $935,978,350)         $1,013,172,591
Unrealized appreciation of swap contracts                            7,525,889
Receivable for investment securities sold                            5,373,369
Interest receivable                                                 15,179,410
                                                                 -------------
Total assets                                                     1,041,251,259
                                                                 -------------
Liabilities
Due to custodian                                                     1,873,533
Unrealized depreciation of swap contracts                            1,027,071
Reverse repurchase agreements                                       51,596,323
Payable for investment securities purchased                          1,728,955
Advisory fee payable                                                   860,162
Administrative fee payable                                               5,521
Accrued expenses                                                       372,030
                                                                 -------------
Total liabilities                                                   57,463,595
                                                                 -------------
Net Assets                                                        $983,787,664
                                                                 -------------
Composition of Net Assets
Capital stock, at par                                                 $676,487
Additional paid-in capital                                         915,684,316
Undistributed net investment income                                  2,535,446
Accumulated net realized loss on investment transactions           (18,801,644)
Net unrealized appreciation of investments                          83,693,059
                                                                 -------------
                                                                  $983,787,664
                                                                 -------------
Net Asset Value Per Share - 100 million shares of capital
stock authorized, $.01 par value
  (based on 67,648,715 shares outstanding)                              $14.54
                                                                 -------------


See notes to financial statements.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13


STATEMENT OF OPERATIONS
Year Ended March 31, 2006

Investment Income
Interest                                                           $72,577,286
Expenses
Advisory fee                                      $9,123,453
Administrative                                       763,168
Custodian                                            620,055
Printing                                             124,998
Legal                                                119,079
Audit                                                 78,026
Transfer agency                                       73,119
Registration                                          60,000
Directors' fees                                       36,200
Miscellaneous                                         41,032
                                               -------------
Total expenses before interest                    11,039,130
Interest expense                                     739,942
                                               -------------
Total expenses                                                      11,779,072
                                                                 -------------
Net investment income                                               60,798,214
                                                                 -------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           63,515,335
  Swap contracts                                                      (856,502)
  Written options                                                    1,188,246
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                          916,301
  Swap contracts                                                     2,035,511
                                                                 -------------
Net gain on investment transactions                                 66,798,891
                                                                 -------------
Net Increase in Net Assets
  from Operations                                                 $127,597,105
                                                                 -------------


See notes to financial statements.


14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


STATEMENT OF CHANGES IN NET ASSETS


                                                    Year Ended      Year Ended
                                                     March 31,       March 31,
                                                       2006            2005
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $60,798,214     $58,528,641
Net realized gain on investment
  transactions                                      63,847,079      54,756,900
Net change in unrealized
  appreciation/depreciation
  of investments                                     2,951,812     (59,650,121)
                                                 -------------    -------------
Net increase in net assets from
  operations                                       127,597,105      53,635,420
Dividends to Shareholders from
Net investment income                              (60,647,076)    (56,250,387)
                                                 -------------    -------------
Total increase (decrease)                           66,950,029      (2,614,967)
Net Assets
Beginning of period                                916,837,635     919,452,602
                                                 -------------    -------------
End of period (including undistributed
  net investment income of $2,535,446
  and $573,240, respectively)                     $983,787,664    $916,837,635
                                                 -------------    -------------



See notes to financial statements.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15


NOTES TO FINANCIAL STATEMENTS
March 31, 2006

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February


16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the Administration Agreement in effect until October 1, 2005, the Fund paid the Adviser an administrative fee of .15% of the Fund's average weekly net assets. Effective that date pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed the prior fee of .15% of average weekly net assets. For the fiscal year ended March 31, 2006, the Fund paid the Adviser $763,168 for its administrative services, representing 0.08% of the Fund's average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2006, the Fund reimbursed ABIS $880 for such costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2006, were as follows:

                                                    Purchases         Sales
                                                  ------------    ------------
Investment securities (excluding
  U.S. government securities)                     $765,908,492    $706,116,034
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                              $937,065,632
Gross unrealized appreciation                                      $79,598,199
Gross unrealized depreciation                                       (3,490,163)
Net unrealized appreciation                                        $76,108,036


18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended March 31, 2006, were as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
                                                  ------------    ------------
Options outstanding at
  March 31, 2005                                            -0-    $        -0-
Options written                                    103,280,000       1,188,246
Options terminated in closing purchase
  transactions                                     (27,778,000)       (337,763)
Options expired                                    (75,502,000)       (850,483)
Options outstanding at
  March 31, 2006                                            -0-    $        -0-


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the


20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $120,254,000, with net unrealized appreciation of $7,284,906 and terms ranging from 2 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $8,320,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $111,934,000 as of March 31, 2006.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2006, the average amount of reverse repurchase agreements outstanding was $36,003,480 and the daily weighted average interest rate was 2.03%.

NOTE D

Capital Stock

During the years ended March 31, 2006 and March 31, 2005, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21


(commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2006 and March 31, 2005 were as follows:

                                                      2006            2005
                                                  ------------    ------------
Distributions paid from:
  Ordinary income                                  $60,647,076     $56,250,387
Total taxable distributions                         60,647,076      56,250,387
Total distributions paid                           $60,647,076     $56,250,387

As of March 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $9,291,039
Accumulated capital and other losses                           (17,972,214)(a)
Unrealized appreciation/(depreciation)                          76,108,036(b)
Total accumulated earnings/(deficit)                           $67,426,861

(a) On March 31, 2006, the Fund had a net capital loss carryforward of $17,972,214 which will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $59,708,327.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, the tax character of paydown gains/losses and the tax treatment of swap income, resulted in an increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23


the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the


24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25


The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                      Year Ended March 31,
                                                   -----------------------------------------------------------
                                                      2006         2005         2004(a)      2003         2002
                                                   -----------------------------------------------------------
Net asset value,
  beginning of period                               $13.55       $13.59       $11.42       $10.58       $10.37
Income From Investment
  Operations
Net investment income(b)                               .90          .87          .99         1.07         1.32
Net realized and unrealized
  gain (loss) on investment
  transactions                                         .99         (.08)        2.36          .83          .19
Net increase in net asset
  value from operations                               1.89          .79         3.35         1.90         1.51
Less: Dividends
Dividends from net
  investment income                                   (.90)        (.83)       (1.18)       (1.06)       (1.30)
Net asset value, end of period                      $14.54       $13.55       $13.59       $11.42       $10.58
Market value, end of period                         $12.59       $11.80       $12.91       $10.91       $10.32
Discount                                            (13.41)%     (12.92)%      (5.00)%      (4.47)%      (2.46)%
Total Return
Total investment return based on:(c)
  Market value                                       14.62%       (1.96)%      29.27%       17.72%       27.02%
  Net asset value                                    15.28%        6.94%       30.01%       20.20%       16.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                 $983,788     $916,838     $919,453     $889,435     $823,753
Ratio to average net assets of:
  Expenses                                            1.23%        1.30%        1.29%        1.49%        1.88%
  Expenses, excluding
    interest expense                                  1.15%        1.28%        1.25%        1.35%        1.29%
  Net investment income                               6.33%        6.50%        7.65%       10.53%       12.69%
Portfolio turnover rate                                 79%         147%         158%         121%         178%


See footnote summary on page 28.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27


(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II (the "Fund"), including the portfolio of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
May 9, 2006

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29


TAX INFORMATION
(unaudited)

0.9% of the ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of the Alliance World Dollar Government Fund II, Inc. was held on March 29, 2006.

A description of each proposal and number of shares voted at the meeting are as follows:


                                                                                         Abstain/
                                                                                        Authority
                                                                    Voted for            Withheld
-------------------------------------------------------------------------------------------------------
1. To elect a Class Two director:
(term expires in 2008)                 D. James Guzy               60,315,635           1,332,648

2. To elect Class Three directors:
(terms expire in 2009)                 Marc O. Mayer               60,353,864           1,294,419
                                       Marshall C. Turner, Jr.     60,363,765           1,284,519


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
AllianceBernstein, L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI02940-3010

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                 PORTFOLIOS
                                   PRINCIPAL                       IN FUND              OTHER
    NAME, ADDRESS,               OCCUPATION(S)                     COMPLEX           DIRECTORSHIP
    DATE OF BIRTH,                DURING PAST                    OVERSEEN BY           HELD BY
   (YEAR ELECTED*)                 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +         Executive Vice President of                 106           SCB Partners,
1345 Avenue of the       AllianceBernstein L.P. (the                               Inc. and SCB,
Americas                 "Adviser") since 2001 and Executive                           Inc.
New York, NY 10105       Managing Director of AllianceBernstein
10/2/57                  Investments,  Inc. ("ABI") since 2003;
(2003)                   prior thereto he  was head of
                         AllianceBernstein Institutional
                         Investments, a unit of AllianceBernstein,
                         from 2001-2003. Prior thereto, Chief
                         Executive Officer of Sanford C.
                         Bernstein & Co., LLC (institutional
                         research and  brokerage arm of
                         Bernstein & Co. LLC ("SCB & Co."))
                         and its predecessor since prior to
                         2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., # Investment adviser and an                   108           None
2 Sound View Drive       independent consultant. He was
Suite 100                formerly Senior Manager of
Greenwich, CT 06830      Barrett Associates, Inc., a
Chairman of the Board    registered investment adviser,
9/7/32                   with which he had been
(1992)                   associated since prior to 2001. He
                         was formerly Deputy Comptroller
                         and Chief Investment Officer of
                         the State of New York and, prior
                         thereto, Chief Investment Officer of
                         the New York Bank for Savings.

David H. Dievler, #      Independent consultant. Until               107           None
P.O. Box 167             December 1994 he was Senior
Spring Lake, NJ 07762    Vice President of Alliance Capital
10/23/29                 Management Corporation
(1992)                   ("ACMC") responsible for mutual
                         fund administration. Prior to joining
                         ACMC in 1984 he was Chief
                         Financial Officer of Eberstadt Asset
                         Management since 1968. Prior to
                         that he was a Senior Manager at
                         Price Waterhouse & Co. Member
                         of American Institute of Certified
                         Public Accountants since 1953.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 33


                                                                 PORTFOLIOS
                                   PRINCIPAL                       IN FUND              OTHER
    NAME, ADDRESS,               OCCUPATION(S)                     COMPLEX           DIRECTORSHIP
    DATE OF BIRTH,                DURING PAST                    OVERSEEN BY           HELD BY
   (YEAR ELECTED*)                 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #          Consultant. Formerly President of Save      106           Municipal Art
P.O. Box 12                Venice, Inc. (preservation organization)                  Society (New
Annandale, NY 12504        from 2001-2002, a Senior Advisor from                      York City)
2/19/42                    June 1999-June 2000 and President of
(1992)                     Historic Hudson Valley (historic
                           preservation)from December 1989-May
                           1999. Previously, Director of the National
                           Academy of Design and during 1988-
                           1992, he was Director and Chairman of
                           the Audit Committee of ACMC.

Michael J. Downey, #       Consultant since January 2004.              106           Asia Pacific
c/o AllianceBernstein L.P. Formerly managing partner of                              Fund, Inc.
Attn: Philip L. Kirstein   Lexington Capital, LLC (investment                          and The
1345 Avenue of the         advisory firm) from December 1997                         Merger Fund
Americas                   until December 2003. Prior thereto,
New York, NY 10105         Chairman and CEO of Prudential
1/26/44                    Mutual Fund Management from 1987
(2005)                     to 1993.

D. James Guzy, #           Chairman of the Board of PLX                106              Intel
P.O. Box 128               Technology (semi-conductors) and of                      Corporation,
Glenbrook, NV 89413        SRC Computers Inc., with which                          Cirrus Logic
3/7/36                     he has been associated since prior to                   Corporation,
(2005)                     2001. He is also President of the Arbor                   Novellus
                           Company (private family investments).                   Corporation,
                                                                                 Micro Component
                                                                                  Technology, the
                                                                                  Davis Selected
                                                                                  Advisors Group
                                                                                 of Mutual Funds,
                                                                                 and LogicVision

Marshall C. Turner, Jr.,#  Principal of Turner Venture Associates     106            Toppan
220 Montgomery Street      (venture capital and consulting) since                   Photomasks,
Penthouse 10               prior to 2001. He is Chairman and CEO,                Inc., the George
San Francisco, CA 94104    DuPont Photomasks, Inc., Austin Texas,                Lucas Educational
10/10/41                   2003-2005, and President and CEO                      Foundation, and
(2005)                     since company acquired, and name                      Chairman of the
                           changed to Toppan Photomasks, Inc. in                  Board of the
                           2005 (semi-conductor manufacturing                     Smithsonian's
                           services).                                           National Museum
                                                                               of Natural History

*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.


34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*      POSITION(S)                 PRINCIPAL OCCUPATION
  AND DATE OF BIRTH     HELD WITH FUND               DURING PAST 5 YEARS**
-------------------------------------------------------------------------------
Marc O. Mayer,      President                   See biography above.
10/2/57

Philip L. Kirstein, Senior Vice President       Senior Vice President and Independent
5/29/45             and Independent             Compliance Officer of the
                    Compliance Officer          AllianceBernstein Funds, with which he
                                                has been associated since October
                                                2004. Prior thereto, he was Of Counsel
                                                to Kirkpatrick & Lockhart, LLP from
                                                October 2003 to October 2004,
                                                and General Counsel of Merrill Lynch
                                                Investment Managers, L.P. since prior
                                                to 2001 until March 2003.

Paul J. DeNoon,     Vice President              Senior Vice President of the Adviser**,
4/18/62                                         with which he has been associated
                                                since prior to 2001.

Emilie D. Wrapp,    Secretary                   Senior Vice President, Assistant
11/13/55                                        General Counsel and Assistant
                                                Secretary of ABI**, with which she has
                                                been associated since prior to 2001.

Mark D. Gersten,    Treasurer and Chief         Senior Vice President of
10/4/50             Financial Officer           AllianceBernstein Investor Services, Inc.
                                                ("ABIS")**, and Vice President of ABI**,
                                                with which he has been associated
                                                since prior to 2001.

Vincent S. Noto,    Controller                  Vice President of ABIS**, with which
12/14/64                                        he has been associated since prior to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI and ABIS are affiliates of the Fund.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35


ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------
Wealth Strategies Funds
------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------
Blended Style Funds
------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------
Growth Funds
------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

------------------------------------------
Value Funds
------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------
Taxable Bond Funds
------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------
Municipal Bond Funds
------------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------
Closed-End Funds
------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

------------------------------------------
Retirement Strategies Funds
------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37


NOTES

38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


NOTES


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 39


NOTES


40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


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   INVESTMENTS


AWDGFII-0151-0306



ITEM 2.        CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) - (c)      The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                 Audit-Related
                                 Audit Fees            Fees           Tax Fees
                            --------------------------------------------------
Alliance World Dollar
Government Fund II, Inc.  2005    $54,000            $ 6,890           $17,704
                          2006    $56,000            $ 4,960           $8,800



(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                           Total Amount of
                                                           Foregoing Column Pre-
                                                           approved by the Audit
                               All Fees for                Committee
                               Non-Audit Services          (Portion Comprised of
                               Provided to the             Audit Related Fees)
                               Portfolio, the Adviser      (Portion Comprised of
                               and Service Affiliates      Tax Fees)
-------------------------------------------------------------------------------

Alliance World
Dollar Government
Fund II, Inc.        2005           $1,320,622               [ $269,594 ]
                                                             ( $251,890 )
                                                             ( $17,704  )
                     2006           $484,715                 [ $13,760  ]
                                                             ( $4,960   )
                                                             ( $8,800   )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

          David H. Dievler                   William H. Foulk, Jr
          John H. Dobkin                     Michael J. Downey
          D. James Guzy                      Marshall C. Turner, Jr.


ITEM 6.        SCHEDULE OF INVESTMENTS.


Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                                                                  October 2005


ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been involved in the management of the Fund, and each person's principal occupation during the past five years:


Employee; Year; Title                 Principal Occupation During the Past Five
                                      (5) Years
-------------------------------------------------------------------------------

Paul DeNoon; principally              Senior Vice President of ACMC with which
responsible for the Fund since        he has been associated in a substantially
August 2002-Senior Vice President     similar capacity to his current position
of ACMC and Director of Emerging      since prior to 2001, and Director of
Market Debt                           Emerging Market Debt.


Fernando Grisales; since January      Assistant Vice President of ACMC, with
2005-Assistant Vice President of      which he has been associated since
ACMC                                  October 2001. He provided trade support
                                      to Alliance's Bernstein Private Wealth
                                      Group from October 2001 until June 2003.
                                      From June 2003 until January 2005, he
                                      worked as a portfolio assistant for the
                                      Global Fixed Income Team and became an
                                      Assistant Portfolio Manager for the
                                      Global Fixed Income: Emerging Markets
                                      Investment Team in January 2005.

Michael L. Mon; since August 2002-    Vice President of ACMC with which he has
Vice President of ACMC                been associated in a substantially
                                      similar capacity to his current position since prior to 2001.

Douglas J. Peebles; since August      Executive Vice President of ACMC, with
2002-Executive Vice President of      which he has been associated in a
ACMC, Chief Investment Officer        substantially similar capacity to his
and Co-Head of Fixed Income           current position since prior to 2001,
                                      and Chief Investment Officer and Co-Head of Fixed Income.

Matthew Sheridan; since October       Vice President of ACMC, with which he has
2005-Vice President of ACMC           been associated in a substantially similar
                                      capacity   to his current position since
                                      prior to 2001.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended March 31, 2006.


REGISTERED INVESTMENT COMPANIES
(excluding the Fund)

                                                                                Total Assets of
                                                            Number of           Registered
                    Total Number        Total Assets of     Registered          Investment
                    of Registered       Registered          Investment          Companies
                    Investment          Investment          Companies Managed   Managed with
Portfolio           Companies           Companies           with Performance-   Performance-based
Manager             Managed             Managed             based Fees          Fees
-------------------------------------------------------------------------------------------------

Matthew Sheridan    4                   635,546,781         NONE                NONE
Michael Mon         8                   1,615,130,891       NONE                NONE
Paul DeNoon         16                  2,893,298,272       NONE                NONE
Fernando Grisales   NONE                NONE                NONE                NONE
Douglas Peebles     NONE                NONE                NONE                NONE


POOLED INVESTMENT VEHICLES

                                                                                Total Assets of
                                                            Number of           Pooled
                    Total Number        Total Assets of     Pooled              Investment
                    of Pooled           Pooled              Investment          Vehicles
                    Investment          Investment          Vehicles Managed    Managed with
Portfolio           Vehicles            Vehicles            with Performance-   Performance-based
Manager             Managed             Managed             based Fees          Fees
-------------------------------------------------------------------------------------------------

Matthew Sheridan    6                   767,897,420         NONE                NONE
Michael Mon         1                   1,875,079           1                   1,875,079
Paul DeNoon         6                   7,841,698,582       NONE                NONE
Fernando Grisales   NONE                NONE                NONE                NONE
Douglas Peebles     NONE                NONE                NONE                NONE


OTHER ACCOUNTS

                    Total Number                            Number of Other     Total Assets of
                    of Other            Total Assets of     Accounts Managed    Other Accounts
Portfolio           Accounts            Other Accounts      with Performance-   with Performance-
Manager             Managed             Managed             based Fees          based Fees
-------------------------------------------------------------------------------------------------

Matthew Sheridan    2                   127,813,696         NONE                NONE
Michael Mon         10                  618,085,446         1                   115,112,449
Paul DeNoon         NONE                NONE                NONE                NONE
Fernando Grisales   NONE                NONE                NONE                NONE
Douglas Peebles     NONE                NONE                NONE                NONE


Investment Professional Conflict of Interest Disclosure

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

     (a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended March 31, 2006 is set forth below:

                         DOLLAR RANGE OF EQUITY
                         SECURITIES IN THE FUND
Paul DeNoon              None
Fernando Grisales        None
Michael Mon              None
Douglas Peebles          None
Matthew Sheridan         None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item


(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


ITEM 11.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

          EXHIBIT NO.         DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------

          12 (a) (1)          Code of Ethics that is subject to the disclosure
                              of Item 2 hereof

          12 (b) (1)          Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

          12 (b) (2)          Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

          12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund II, Inc.

By:       /s/ Marc O. Mayer
          ---------------------
          Marc O. Mayer
          President


Date:     May 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          ---------------------
          Marc O. Mayer
          President

Date:    May 29, 2006

By:       /s/ Mark D. Gersten
          ---------------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:    May 29, 2006